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                               UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): October 25, 2004



                              Eastman Kodak Company
               (Exact name of registrant as specified in its charter)



New Jersey                            1-87                 16-0417150
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(State or Other Jurisdiction       (Commission           (IRS Employer
    of Incorporation)             File Number)      Identification No.)


                                343 State Street,
                            Rochester, New York 14650
            (Address of Principal Executive Office) (Zip Code)


      Registrant's telephone number, including area code (585) 724-4000
                                                          -------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Securities
      Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c)under the
      Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.05  Costs Associated with Exit or Disposal Activities

On October 25, 2004, Eastman Kodak Company committed to a plan to close three overnight photofinishing labs located in Spain and Norway and to downsize a lab located in Switzerland. These actions, which are expected to be completed by March 31, 2005, reflect the Company's plan to deal effectively with the continued worldwide volume decline in traditional products driven by the increasing popularity of digital products worldwide.

In conjunction with the lab closures, the Company will pay approximately $26 million in severance costs to employees and will incur other exit and disposal costs amounting to approximately $4 million. In addition, the Company will record a charge in cost of goods sold of approximately $2 million in 2004 for inventory write-downs and $13 million for accelerated depreciation on the related long-lived assets during the remainder of 2004 and the first quarter of 2005. The severance and shut down costs require the outlay of cash, while the accelerated depreciation and inventory write-downs represent a non-cash charge.

These lab closures are part of the Company's restructuring program that was announced on January 22, 2004. The Company expects that it will continue to consolidate its worldwide overnight photofinishing operations in order to eliminate excess capacity.

A copy of the October 27, 2004 press releases related to the lab closures in Europe are attached hereto as Exhibits (99.1), (99.2) and (99.3).



ITEM 9.01  Financial Statements and Exhibits

 (c) Exhibits

 (99.1) Eastman Kodak Company press release dated October 27, 2004 regarding photofinishing lab closures in Spain.

 (99.2) Eastman Kodak Company press release dated October 27, 2004 regarding a photofinishing lab closure in Norway.

 (99.3) Eastman Kodak Company press release dated October 27, 2004 regarding the downsize of a photofinishing lab in Switzerland.


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                                 SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           EASTMAN KODAK COMPANY



                                           By: /s/ Richard G. Brown,Jr.
                                           ----------------------------
                                           Richard G. Brown, Jr.
                                           Controller

Date:  October 27, 2004

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                           EASTMAN KODAK COMPANY
                             INDEX TO EXHIBITS

Exhibit No.

(99.1) Eastman Kodak Company press release dated October 27, 2004 regarding photofinishing lab closures in Spain.

(99.2) Eastman Kodak Company press release dated October 27, 2004 regarding a photofinishing lab closure in Norway.

(99.3) Eastman Kodak Company press release dated October 27, 2004 regarding the downsize of a photofinishing lab in Switzerland.